UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 16, 2026

Caring Brands, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-42941	99-4103908
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 S Indian River Drive,

Suite 202 pbm# 1232,

Fort Pierce, FL 34950

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (561) 896-7616

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	CABR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

To the extent required by this Item 3.03, the information set forth in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

PIPE Warrant Amendments

In connection with the Series B certificate of designation amendment described in Item 5.03, Caring Brands, Inc., a Nevada corporation (the “Company”), amended the Common Stock Purchase Warrants A (the “Warrants A”) and Common Stock Purchase Warrants B (the “Warrants B” and, together with the Warrants A, the “PIPE Warrants”) issued or issuable under the Company’s existing Series B private placement (the “PIPE”). The amendments (the “Warrant Amendments”) establishes an exercise-price floor of $0.266 per share of the Company’s common stock, par value $0.001 per share (the “Common Stock”), subject to the specified proportional adjustments (the “Warrant Floor Price”). The Warrant Amendment became operative with an effective date of September 30, 2026. It applies to outstanding PIPE Warrants, existing rights to receive PIPE Warrants and PIPE Warrants thereafter issued under the existing PIPE.

The Warrant Amendments add Section 2(g) to each PIPE Warrant and prohibits any adjustment, reset, repricing, reduction or other modification that would reduce its exercise price below the Warrant Floor Price. The floor is adjusted proportionately only for subdivisions, combinations, including reverse stock splits, and reclassifications specified in the PIPE Warrants. The stated initial exercise prices of $0.825 per share for the Warrant A and $0.95 per share for the Warrant B are not reset by the Warrant Amendment.

The floor applies to the exercise-price input in permitted cashless exercises, including automatic exercise at expiration, and to the specified assumed-exercise, alternate-consideration and Black Scholes Value calculations. Successor and replacement instruments must preserve the floor on an economically equivalent basis. Market-price changes, dilutive issuances, voluntary price reductions and stockholder approval do not remove or reduce the floor. The floor cannot be waived. An amendment reducing or eliminating its protections requires the otherwise applicable approvals, the Company’s and the applicable holder’s written consent and, while the Common Stock is listed on The Nasdaq Stock Market LLC (“Nasdaq”), Nasdaq’s prior written approval.

The Warrant Amendments may reduce the shares issuable upon exercise compared with the unamended terms. Excess shares calculated using a price below the floor are not due, and their non-delivery does not give rise to the specified delivery remedies. Timely delivery obligations remain for compliant exercises. Except as expressly amended, the terms of the PIPE Warrants remain unchanged.

The foregoing description of the Warrant Amendment is qualified in its entirety by reference to the Warrant Amendment filed as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Series A Preferred Stock

On October 16, 2026, the Company filed a Certificate of Amendment (the “Series A Amendment”) to its Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) with the Nevada Secretary of State. The Series A Amendment became effective on September 22, 2026.

The Series A Amendment establishes a minimum conversion price of $0.16 per share of Common Stock for the Company’s Series A Convertible Preferred Stock (the “Series A Floor Price”). It overrides any adjustment, reset, reduction or other modification, including one arising from an issuance or deemed issuance of Common Stock or common stock equivalents, that would otherwise reduce the conversion price below the Series A Floor Price. In that event, the Series A Floor Price applies instead.

The Series A Floor Price is subject to equitable adjustment for stock splits, reverse stock splits, stock dividends, combinations, recapitalizations, reclassifications and similar transactions affecting the Common Stock after the effective date, so that its economic effect is preserved. Except as expressly amended, the Series A Certificate of Designation remains in full force and effect. The foregoing description is qualified in its entirety by reference to the Series A Amendment filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Series B Preferred Stock

On October 21, 2026, the Company filed a Certificate of Amendment (the “Series B Amendment”) to the Certificate of Designation of its Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”), with the Nevada Secretary of State, and it became effective on September 30, 2026. The Series B Amendment adds Section 5(l) to the Certificate of Designation of Series B Preferred Stock filed on August 21, 2026 (the “Series B Certificate of Designation”).

The new provision establishes a floor price of $0.266 per share of Common Stock (the “Series B Floor Price”) for the conversion price and any other price used to determine shares of Common Stock issuable upon conversion or payment or conversion of dividends, including any applicable Adjusted Price or Base Share Price. It applies to the anti-dilution adjustments under Section 5(f), including those based on a new issuance price or the lowest VWAP during the applicable five-Trading-Day period, and the specified as-converted calculations under Sections 3(b) and 5(e). Any calculation yielding a lower price instead uses the Series B Floor Price.

The Series B Floor Price equals 20% of $1.33, the Nasdaq Minimum Price on August 20, 2026 which was the date of the issuance. The Series B Amendment and the Warrant Amendment are intended to address requirements communicated by Nasdaq in connection with its review of the PIPE and related accounting considerations. They do not themselves assure any particular accounting classification or Nasdaq determination.

The Series B Floor Price is adjusted proportionately only for the subdivisions, combinations, including reverse stock splits, and reclassifications specified in Section 5(d). Market-price changes and subsequent securities issuances do not reduce the floor, and rounding may not cause a price to fall below it. The floor cannot be waived, binds subsequent holders and may be reduced or eliminated only with the required approvals and, while the Common Stock is listed on Nasdaq, Nasdaq’s prior written approval. Except as expressly amended, the Series B Certificate of Designation remains unchanged. The foregoing description is qualified in its entirety by reference to the Series B Amendment filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Designation of Series A Convertible Preferred Stock of Caring Brands, Inc., filed with the Nevada Secretary of State on October 16, 2026.
3.2	Certificate of Amendment to the Certificate of Designation of Series B Convertible Preferred Stock of Caring Brands, Inc., filed with the Nevada Secretary of State on October 21, 2026.
4.1	Form of Amendment to Common Stock Purchase Warrants A and Common Stock Purchase Warrants B.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2026	Caring Brands, Inc.

	By:	/s/ Glynn Wilson
	Name:	Dr. Glynn Wilson
	Title:	Chief Executive Officer